UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 18, 2008

BNC BANCORP
(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

831 Julian Avenue, Thomasville, North Carolina	27361
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(336) 476-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5. Other Events

BNC Bancorp (the “Registrant”) announced on July 18, 2008 that its Board of Directors had authorized the repurchase of up to $1 million of the Registrant’s common stock that is currently issued and outstanding. Any repurchase will be made pursuant to the Registrant’s Stock Repurchase Plan adopted in May 2003. The Board’s action will allow stock repurchases, without further Board approval, when stock repurchases are deemed prudent. Stock repurchases will be made in accordance with Rule 10b-18(b) of the regulations issued under the Securities Exchange Act of 1934. Attached is a copy of the press release announcing that the Registrant’s Board of Directors authorized the repurchase of up to $1 million of the Registrant’s common stock.

ITEM 9.01 Financial Statements and Exhibits

Ex 99.1 Press Release dated July 18, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BNC BANCORP
(Registrant)

By:	/S/ David B. Spencer
David B. Spencer
Executive Vice President and Chief Financial Officer
(Principal Accounting Officer)

Date:	July 18, 2008

EXHIBIT INDEX

Exhibit 99.1 Press Release dated July 18, 2008